EXHIBIT 10.1
ELEVENTH AMENDING AGREEMENT
(First Insurance Funding of Canada Inc.)
This Eleventh Amending Agreement made as of May 31, 2023.
B E T W E E N:
FIRST INSURANCE FUNDING OF CANADA INC.
(hereinafter referred to as the “Seller” or the “Servicer”)
- and -
CIBC MELLON TRUST COMPANY, in its capacity as trustee of PLAZA TRUST,
(hereinafter referred to as the “Purchaser”)
RECITALS:
WHEREAS the parties hereto are parties to a receivables purchase agreement dated as of December 16, 2014 (as amended by amending agreements dated December 15, 2015, September 9, 2016, December 15, 2017, June 29, 2018, February 15, 2019, May 27, 2019, January 15, 2020, May 20, 2020, January 15, 2021 and May 2, 2022, the “RPA”);
AND WHEREAS the parties hereto have agreed to     further amend the RPA;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments
(a)The definition of “Commitment Maturity Date” in Section 1.1 of the RPA is amended by deleting the reference to “December 15, 2023” in such definition and replacing it with “December 15, 2024”.
(b)The definition of “Facility Limit” in Section 1.1 of the RPA is amended by deleting the reference to “$420,000,000” in such definition and replacing it with “$520,000,000”.
(c)The term “CDOR” in Section 2.16(d) of the RPA shall be replaced with the words “the Benchmark”.
2.General
(a)This Eleventh Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.
(b)This Eleventh Amending Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns.
(c)This Eleventh Amending Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, including by electronic means, each of which, when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
[signature page follows]

S-1
IN WITNESS WHEREOF the parties have caused this Eleventh Amending Agreement to be executed by their respective duly authorized officers as of the date first above written.

FIRST INSURANCE FUNDING OF CANADA INC.
By:	/s/John Martin
Name: John Martin
Title: SVP Finance

By:	/s/Stuart Bruce
Name: Stuart Bruce
Title: CEO

CIBC MELLON TRUST COMPANY, in its capacity as trustee of PLAZA TRUST, by its Financial Services Agent, ROYAL BANK OF CANADA
By:	/s/Nur Khan
Name: Nur Khan
Title: Authorized Signatory

By:	/s/Ian Benaiah
Name: Ian Benaiah
Title: Authorized Signatory

Signature Page to Eleventh Amending Agreement